UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40589	86-3173858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NECB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, the stockholders of NorthEast Community Bancorp, Inc. (the “Company”) approved the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan (the “Plan”). The material terms of the Plan are summarized on pages 12 through 21 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which was included as Appendix A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on May 21, 2026. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
Lynette Bennett	8,529,022	341,140
Jose M. Collazo	8,269,155	601,007
John F. McKenzie	6,866,825	2,003,337
Joel L. Morgenthau	8,237,951	632,211

There were 2,328,210 broker non-votes on the proposal.

2.	The NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan was approved by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
8,177,774	553,081	139,307

There were 2,328,210 broker non-votes on the proposal.

3.	The appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
10,833,710	138,801	225,861

There were no broker non-votes on the proposal.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.

Date: May 26, 2026	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer